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                                    FORM 8-K

                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


                        Date of Report: October 24, 2002
                                        ----------------
                        (Date of earliest event reported)



                          HOUSEHOLD INTERNATIONAL, INC.
                          -----------------------------
             (Exact name of registrant as specified in its charter)

         Delaware                        1-8198                    36-3121988
----------------------------             ------                    ----------
(State or other jurisdiction        (Commission File Number)    (IRS Employer
of incorporation)                                               Identification
                                                                Number)

2700 Sanders Road, Prospect Heights, Illinois                          60070
--------------------------------------------------------------------------------
(Address of principal executive offices)                            (Zip Code)

Registrant's telephone number, including area code: 847-564-5000
                                                    ------------

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Item 5.  Other Events

         On October 24, 2002, the Board of Directors of Household International, Inc. (the "Company") authorized the issuance and sale of up to 18,700,000 shares of Common Stock (the "Common Stock"), pursuant to an underwritten public offering. Each share of Common Stock has a par value of $1.00 per share.

         The offering of the Common Stock is registered as part of a Registration Statement on Form S-3 (Reg. No. 333-60510) that was declared effective on June 8, 2001. The documents filed with this Form 8-K under Item 7 are being filed as exhibits to that registration statement.

Item 7.  Financial Statements and Exhibits


         (a)   Exhibits.
               No.          Description
               --------     ------------


               1 Underwriting Agreement dated October 24, 2002 between Household International, Inc. and Goldman, Sachs & Co., as the Underwriters.


               5 Opinion and consent of Patrick D. Schwartz, General Counsel - Treasury & Corporate Law and Assistant Secretary of Household International, Inc.

               23(a) Consent of Patrick D. Schwartz, General Counsel - Treasury & Corporate Law and Assistant Secretary of Household International, Inc. is contained is his opinion (Exhibit 5 filed herewith).



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                                    Signature

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              HOUSEHOLD INTERNATIONAL, INC.
                                              -----------------------------
                                                       (Registrant)


                                              By:  /s/ P. D. Schwartz
                                                 -------------------------------
                                                 General Counsel - Treasury &
                                                 Corporate Law and Assistant
                                                 Secretary

Dated:   October 28, 2002



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                                  Exhibit Index

Exhibit
No.            Description
-------        -----------

1 Underwriting Agreement dated October 24, 2002 between Household International, Inc. and Goldman, Sachs & Co., as the Underwriters.

5 Opinion and consent of Patrick D. Schwartz, General Counsel - Treasury & Corporate Law and Assistant Secretary of Household International, Inc.

23(a) Consent of Patrick D. Schwartz, General Counsel - Treasury & Corporate Law and Assistant Secretary of Household International, Inc. is contained is his opinion (Exhibit 5 filed herewith).